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                                                                   Exhibit 10.22

                               AMENDMENT TO LEASE
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                          967 North Shoreline Boulevard
                            Mountain View, California

     THIS AMENDMENT TO LEASE (this "Amendment") is dated for reference purposes June 4, 2001 by and between 967 SHORELINE ASSOCIATES, L.P., a California limited partnership, successor in interest to Brown Mountain View Joint Venture, a California Joint Venture ("Lessor"), and RITA MEDICAL SYSTEMS, INC., a Delaware corporation, successor to ZoMed International ("Lessee").

                                    RECITALS
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     A. Brown Mountain View Joint Venture, as Lessor, and Lessee entered into a
Standard Industrial/Commercial Single-Tenant Lease - Net dated July 12, 1994 (the "Lease") of approximately 18,000 square feet of office/R&D space in a freestanding building (the "Premises") of the real property commonly referred to as 967 Shoreline Boulevard, Mountain View, California. The term of the Lease commenced on August 15, 1994. The Lease was extended to August 14, 2004 by letter agreement dated May 12, 1999. Lessee is currently in possession of the Premises. 967 Shoreline Associates, L.P. is successor to Brown Mountain View Joint Venture.

     B. Lessor and Lessee wish to enter into this Amendment to reflect their agreement with respect to reinstating and amending the provisions of Paragraph 49 - Option to Extend in the Lease, as set forth herein.

                                    AGREEMENT
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     NOW THEREFORE, in consideration of the mutual covenants of the parties contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. Defined Terms. Terms defined in the Lease shall have the same meaning in
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this Amendment as they have in the Lease.

     2. Option to Extend. Paragraph 49, of the Lease is hereby reinstated and
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Paragraph 9(a) Grant of Option is amended to modify the option term from (5)
years to (4) years. Upon exercise of Option, the Extended Term shall be August 15, 2004 through August 14, 2008.

     3. Continuing Effect. Except as amended hereby, the Lease remains in full
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force and effect.

     4. Counterparts. This Amendment may be executed in one or more
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counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, the parties have executed this Amendment to Lease on the dates shown opposite their signatures below.

                                    "Lessor"

                                    967 SHORELINE ASSOCIATES, L.P.,
                                    a California limited partnership

                                    By:  Vance Brown, Inc.
                                         A California corporation,
                                         Its General Partner

June 13           , 2001            By:  /s/ Ray Freschi
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                                       Its Property Manager

                                    "Lessee"

                                    RITA MEDICAL SYSTEMS, INC.
                                    A Delaware corporation

June 12           , 2001            By: /s/  Ronald Steckel
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                                       Its Senior Vice President

                  , 2001            By:
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                                       Its